ASSET PURCHASE AGREEMENT


                                  BY AND AMONG

                                    CDM CORP.

                                       AND

                                  BRYLANE, L.P.


                  --------------------------------------------




                             AS OF OCTOBER 18, 1996



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                                TABLE OF CONTENTS




1.  PURCHASE AND SALE OF ASSETS; ETC..............................................................................1
         1.1.     Transfer of Assets..............................................................................1
         1.2.     The Closing.....................................................................................1
         1.3.     Purchase Price..................................................................................2

2.  REPRESENTATIONS AND WARRANTIES OF CDM.........................................................................2
         2.1.     Organization; Capitalization....................................................................2
         2.2.     Authorization...................................................................................2
         2.3.     Title to Assets.................................................................................3
         2.4.     Trademarks and Tradenames.  ....................................................................3

3.  REPRESENTATIONS AND WARRANTIES OF BUYER.......................................................................4
         3.1.     Organization....................................................................................4
         3.2.     Authorization; No Violation.....................................................................4

4.  ACCESS TO INFORMATION; PUBLIC ANNOUNCEMENTS...................................................................4
         4.1.     Access to Information, Etc......................................................................4
         4.2.     Public Announcements............................................................................5

5.  COVENANTS OF THE PARTIES......................................................................................5
         5.1.     Continuing Obligation to Inform.................................................................5
         5.2.     Efforts to Obtain Satisfaction of Conditions....................................................5
         5.3.     Sharing of Data.................................................................................5
         5.4.     Use of Trademarks and Tradenames................................................................6
         5.5.     Reimbursement by the Parties....................................................................6

6.  CONDITIONS TO OBLIGATIONS OF BOTH PARTIES.....................................................................7
         6.1.     Governmental Approvals..........................................................................7
         6.2.     Adverse Proceedings.............................................................................7

7.  CONDITIONS TO OBLIGATIONS OF BUYER............................................................................7
         7.1.     Continued Truth of Representations and Warranties of CDM; Compliance with
                  Covenants and Obligations.......................................................................7
         7.2.     Closing Deliveries..............................................................................7
         7.3.     Chadwick's Asset Purchase Agreement.............................................................8


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



8.  CONDITIONS TO OBLIGATIONS OF CDM..............................................................................8
         8.1.     Continued Truth of Representations and Warranties of Buyer; Compliance with
                  Covenants and Obligations.......................................................................8
         8.2.     Closing Deliveries..............................................................................9
         8.3.     Chadwick's Asset Purchase Agreement.............................................................9

9.  EXCLUSIVE REMEDY..............................................................................................9

10.  TERMINATION OF AGREEMENT.....................................................................................9
         10.1.    Termination by Agreement of the Parties or by Passage of Time...................................9
         10.2.    Termination by Reason of Breach................................................................10

11.  DEFINED TERMS...............................................................................................10

12.  NOTICES.....................................................................................................11

13.  SUCCESSORS AND ASSIGNS......................................................................................12

14.  ENTIRE AGREEMENT; ATTACHMENTS...............................................................................12

15.  EXPENSES....................................................................................................12

16.  GOVERNING LAW...............................................................................................12

17.  WAIVER OF JURY TRIAL........................................................................................13

18.  SECTION HEADINGS............................................................................................13

19.  KNOWLEDGE...................................................................................................13

20.  SEVERABILITY................................................................................................13

21.  TRANSFER OF RIGHTS OF BUYER TO ONE OR MORE AFFILIATES; PLEDGE TO LENDERS
          .......................................................................................................13

22.  COUNTERPARTS................................................................................................13

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                                      -ii-

                                    SCHEDULES


Schedules

2.2      Conflicts
2.3      Title to Assets
2.4      Trademarks

                            ASSET PURCHASE AGREEMENT

         Agreement made as of the 18th day of October, 1996 by and among CDM Corp., a Nevada corporation and the wholly owned subsidiary of Chadwick's, Inc. ("CDM"), and Brylane, L.P., a limited partnership organized under the laws of the state of Delaware ("Buyer"). Terms defined in the Chadwick's Asset Purchase Agreement and not otherwise defined herein are used herein with the meanings so defined.

         WHEREAS, Chadwick's, Inc. ("Chadwick's") operates the catalog division of TJX doing business under the name "Chadwick's of Boston";

         WHEREAS, CDM holds rights to certain trademarks and tradenames used by Chadwick's;

         WHEREAS, Buyer desires to purchase or receive an assignment from the CDM, and CDM desires to sell or assign to Buyer the Purchased Assets (as hereinafter defined) under the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.  PURCHASE AND SALE OF ASSETS; ETC.

         1.1. Transfer of Assets. Except as otherwise set forth herein as subject to the terms and conditions of this Agreement, and on the basis of the representations, warranties and covenants set forth herein, at the Closing, CDM will sell, convey, transfer, assign, and deliver to Buyer, and Buyer will purchase from CDM, the Purchased Assets.

         Buyer's obligations under this Section will not be subject to offset or reduction by reason of any actual or alleged breach of any representation, warranty or covenant contained in this Agreement or any other Transaction Agreement or any right or alleged right to indemnification hereunder or thereunder. CDM's obligation under this Agreement and the other Transaction Agreements shall not be subject to offset or reduction by reason of any actual or alleged breach of any representations, warranty or covenant contained in this Agreement or any other Transaction Agreement or any right or alleged right to indemnification hereunder or thereunder.

         1.2. The Closing. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to
Section 10, and subject to the satisfaction or waiver of the conditions set forth in Sections 6, 7 and 8, the Closing of the transactions contemplated herein shall take place simultaneously with, and only upon, the Closing under the Asset Purchase Agreement dated the date hereof between The TJX

Companies Inc. ("TJX"), Chadwick's and Buyer (the "Chadwick's Asset Purchase Agreement"). At the Closing, CDM shall deliver to Buyer those documents specified in Section 7.2 hereof, against payment of the Purchase Price (as defined in Section 1.3) by wire transfer in immediately available funds.

         1.3. Purchase Price. The amount to be paid by Buyer to CDM at the Closing shall be $30,700,000.00 (the "Purchase Price").

2.  REPRESENTATIONS AND WARRANTIES OF CDM.

         CDM hereby represents and warrants to Buyer as set forth below; and each of the parties acknowledges that, except as specifically stated herein, such representations and warranties are made only in respect of and applicable to the Purchased Assets:

         2.1. Organization; Capitalization. CDM is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as now conducted, and to consummate the transactions contemplated hereby. Copies of the Certificate of Incorporation and By-laws of CDM, each as amended to date, have been previously delivered to Buyer, are complete and correct, and no amendments have been made thereto or have been authorized since the date of such delivery. CDM is not in violation of any provision of its Certificate of Incorporation or By-laws.

         2.2. Authorization; No Violation. CDM has full corporate power and authority to execute and deliver this Agreement and the other Transaction Agreements to which it is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated on its part hereby and thereby. The execution and delivery by CDM of this Agreement and other Transaction Agreements to which it is a party, and the consummation by CDM of all transactions contemplated hereby and thereby, have been duly authorized by all requisite corporate action on the part of CDM. This Agreement and all other Transaction Agreements to which CDM is a party have been, or will have been when entered into, duly executed and delivered, and constitute, or will constitute when entered into, the valid and legally binding obligations of CDM enforceable against CDM in accordance with their respective terms, except as limited by (a) bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(b) equitable principles of general applicability. The execution, delivery and performance by CDM of this Agreement and the execution, delivery and performance by CDM of each other Transaction Agreement to which it is a party, and the consummation by CDM of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, (a) conflict with, or result in any violation or breach of, or give rise to the right to terminate, accelerate or cancel any obligation under, or require the payment of any fee, or constitute a default under (i) any provision of its Certificate of Incorporation or By-laws, (ii) except as disclosed in Schedule 2.2, and except for such violations or conflicts which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the assets, business, operations, financial condition or results of operations of the Division, taken as a whole (a "Material Adverse Effect"), any agreement, contract, license, indenture or other instrument to which CDM is a party or by which any of them or their assets are bound or (iii) except for such violations or conflicts which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, any judgment, order, award, writ, decree, statute, law, ordinance, rule or regulation applicable to CDM or by which any of its assets are bound, or (b) except for such liens, charges or encumbrances which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, cause the creation of any lien, charge or encumbrance upon any of its assets,
(c) except as disclosed in Schedule 2.2 require the consent, waiver, approval or authorization of or any filing by CDM with any person or governmental authority (other than the filing of a premerger notification report under the HSR Act and, upon consummation of the transaction contemplated by this Agreement, a Current Report on Form 8-K under the Securities Exchange Act of 1934), other than such failures to obtain consent, waiver approval or authorization or such failures to file which would not reasonably be expected to have a Material Adverse Effect, or (d) except as disclosed in Schedule 2.2, result in a loss or adverse modification of any license, permit, certificate, franchise or contract granted to or otherwise held by CDM which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         2.3. Title to Assets. CDM will as of the Closing have good and valid title to the Purchased Assets, in each case free and clear of all mortgages, liens, security interests or encumbrances of any nature whatsoever except (i) such as are disclosed in the notes to the Financial Statements or on Schedule
2.3 hereto, (ii) liens for Taxes, assessments and other governmental charges which are not due and payable or which may thereafter be paid without penalty and (iii) other imperfections of title or encumbrances which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

         2.4. Trademarks and Tradenames. Schedule 2.4 contains a true and complete list of all registered and unregistered trademarks and tradenames owned by or licensed to CDM. Except as set forth on Schedule 2.4, (a) CDM has no knowledge of any claim by any other person that such other person is the legal owner of any of the trademarks listed on Schedule 2.4; (b) CDM has the right to transfer the right to use all of the trademarks listed on Schedule 2.4 for use by Buyer in the conduct of the Business as is presently conducted; and (c) CDM has not granted any license or right to use any of the trademarks identified in
Schedule 2.4 to any person other than  Chadwick's and other than as set forth on
Schedule 2.4

3.  REPRESENTATIONS AND WARRANTIES OF BUYER.

         Buyer hereby represents and warrants to CDM as follows:

         3.1. Organization. Buyer is a limited partnership duly organized, validly existing and in good standing under the laws of the [State of Delaware], and has all requisite power and

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



authority to own its properties and to carry on its business as now being conducted. A certified copy of the Certificate of Limited Partnership of Buyer, as amended to date, have been previously delivered to CDM and is complete and correct.

         3.2. Authorization; No Violation. Buyer has full power and authority to execute and deliver this Agreement and the other agreements provided for herein, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated on its part hereby and thereby. The execution and delivery of this Agreement and other Transaction Agreements by Buyer, and the consummation by Buyer of the transactions contemplated hereby and thereby, have been duly authorized by all requisite partnership action on the part of Buyer. This Agreement and other Transaction Agreements have been or will have been when entered into duly executed and delivered by Buyer, and constitute or will constitute when entered into the valid and legally binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, except as limited by (i) bankruptcy, insolvency or similar laws affecting creditor's rights generally and (ii) equitable principles of general applicability. The execution, delivery and performance of this Agreement and other Transaction Agreements, and the consummation by Buyer of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any material law, rule or regulation applicable to Buyer; (b) violate the provisions of Buyer's Agreement of Limited Partnership; (c) violate any material judgment, decree, order or award of any court, governmental body or arbitrator; or (d) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of Buyer pursuant to, any indenture, mortgage, deed of trust or other material agreement or instrument to which it or its properties is a party or by which Buyer is or may be bound, except for such violations, conflicts, defaults or the like which, individually or in the aggregate, would not reasonably be expected to have a Buyer's Material Adverse Effect.

4.  ACCESS TO INFORMATION; PUBLIC ANNOUNCEMENTS.

         4.1. Access to Information, Etc. From the date of this Agreement until the Closing Date or any earlier termination of this Agreement, CDM shall afford the officers, attorneys, accountants, lenders and other authorized representatives and professionals of Buyer access upon reasonable notice and during normal business hours to all management personnel, offices, properties, books and records of CDM relating to the Purchased Assets, so that Buyer may have full opportunity to make such investigation as it reasonably desires of the Purchased Assets, and Buyer shall (at its expense) be permitted to make abstracts from, or copies of, all such books and records. CDM shall furnish to Buyer such financial and operating data and other information as to the Purchased Assets as Buyer shall reasonably request. The foregoing shall not limit Buyer's obligations under the Confidentiality Agreement.

         4.2. Public Announcements. The parties agree that prior to the Closing, except as otherwise required by law, any and all public announcements or other public communications concerning this Agreement and the transactions contemplated hereby shall, unless required under applicable securities laws, be subject to the approval of all parties, which approval shall not be unreasonably withheld.

5.  COVENANTS OF THE PARTIES.

         5.1. Continuing Obligation to Inform. From time to time prior to the Closing, CDM will deliver or cause to be delivered to Buyer material supplemental information concerning events subsequent to the date hereof which would render any statement, representation or warranty in this Agreement or any information contained in any Schedule or Exhibit inaccurate or incomplete in any material respect at any time after the date hereof until the Closing Date. If Buyer receives any such supplemental information prior to the Closing, Buyer shall have the right to review such supplemental information for a period of five days from the receipt thereof and to object to any item of such supplemental information which was not contained in this Agreement or in the Schedules or Exhibits attached hereto within such five day period if such item has a Material Adverse Effect. Any such objection shall be set forth in writing and shall state in detail the basis for such objection. If Buyer objects to any such item on the basis set forth above within such five day period then Buyer shall have as its sole remedy hereunder the option to terminate the Agreement within such five day period or to proceed with the Closing and, upon the Closing, Buyer shall be conclusively deemed to have waived all claims hereunder relating to such misrepresentation or breach of warranty (unless such supplemental information arises from a breach of a covenant under this Agreement by CDM, in which event Buyer may pursue the remedies available to it pursuant to this Agreement as limited by Section 9). If Buyer does not object within such five day period, such supplemental information shall be incorporated into this Agreement.

         5.2. Efforts to Obtain Satisfaction of Conditions. The parties hereto covenant and agree to use all commercially reasonable efforts to obtain the satisfaction of the conditions specified in this Agreement including, without limitation, its commercially reasonable efforts to obtain all necessary consents to the consummation of the transactions contemplated by this Agreement.

         5.3.     Sharing of Data.  The parties agree that from and after the
Closing:

                  (a) CDM shall have the right for a period of five years following the Closing (or such longer period as shall be necessary to satisfy CDM's legal and tax obligations or requirements) to have reasonable access to such books, records and accounts, including financial and tax information, correspondence and other similar information as are transferred to Buyer pursuant to the terms of this Agreement for the limited purposes of concluding its involvement in the Purchased Assets, engaging in related litigation with third parties and complying with its obligations under applicable
         securities,   tax,   environmental,   employment   or  other  laws  and
         regulations. Buyer shall have the right for a period of five years following the Closing (or such longer period as shall be necessary to satisfy Buyer's legal and tax obligations or requirements) to have reasonable access to those books, records and accounts, including financial and tax information, correspondence and other records as are retained by CDM pursuant to the terms of this Agreement to the extent that any of the foregoing relates to the Purchased Assets, or is otherwise needed by Buyer for the purpose of engaging in related litigation with third parties, or in order to comply with its obligations under applicable laws and regulations. Each party hereby covenants to the other parties that it will keep such books, records, accounts, and information in existence and in good order for such period of time as the other parties are entitled to reasonable access thereto pursuant to this Section 5.3(a).

                  (b) Buyer shall make available to CDM upon written request (i) copies of any books or records relating to the Purchased Assets, (ii) Buyer's personnel to assist CDM in locating and obtaining any books or records relating to the Purchased Assets, and (iii) any of Buyer's personnel whose assistance or participation is reasonably required by CDM in anticipation of, or preparation for, existing or future litigation, Returns or other matters in which CDM is involved.

                  (c)  CDM  hereby  covenants  and  agrees  that  it  will  keep confidential all information obtained pursuant to the provisions of this Section 5.4 in accordance with the provisions of the Confidentiality Agreement. The provisions contained in such Confidentiality Agreement are hereby incorporated herein by this reference.

         5.4. Use of Trademarks and Tradenames. From and after the Closing, CDM agrees not to use the name "Chadwick's" or "Chadwick's of Boston", or any of the other names that constitute tradenames that are being transferred to Buyer pursuant to the terms of this Agreement, or any derivation or any name likely to be confused therewith after the Closing in connection with any business.

         5.5. Reimbursement by the Parties. To the extent that CDM, on the one hand, or Buyer, on the other hand, receives any payment after the Closing which belongs to the other party, it shall promptly pay over such payment to the other party.

         5.6. Further Assurances. From time to time after the Closing, at the request of Buyer, CDM shall execute and deliver any further instruments and take such other action as Buyer may reasonably request to vest or confirm in Buyer title to the Purchased Assets or otherwise carry out the transactions contemplated hereby.


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



6.  CONDITIONS TO OBLIGATIONS OF BOTH PARTIES.

         The obligations of CDM and Buyer under this Agreement to consummate the purchase or assignment of the Purchased Assets at the Closing are subject to the fulfillment, on or before the Closing Date, of the following conditions precedent, unless waived in writing by all parties hereto:

         6.1. Governmental Approvals. All governmental agencies, departments, bureaus, commissions and similar bodies, the consent, authorization or approval of which is necessary under any applicable law, rule, order or regulation (including the expiration or termination of any waiting periods under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended ("HSR Act"), if applicable, but excluding consents, authorizations and approvals relating to use, occupancy, tax liens and similar matters) for the consummation of the transactions contemplated by this Agreement shall have consented to, authorized, permitted or approved such transactions.

         6.2. Adverse Proceedings. The respective obligations of each party to effect the transactions contemplated by the Agreement shall be subject to the conditions that no United States or state governmental authority or other agency or commission or United States or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order (whether temporary, preliminary, or permanent) which is in effect and has the effect of prohibiting consummation of the transactions contemplated by this Agreement.

7.  CONDITIONS TO OBLIGATIONS OF BUYER.

         The obligations of Buyer under this Agreement to purchase the Purchased Assets and assume the Assumed Liabilities at the Closing are subject to the fulfillment, on or before the Closing Date, of the following conditions precedent, each of which may be waived in writing in the sole discretion of
Buyer:

         7.1. Continued Truth of Representations and Warranties of CDM; Compliance with Covenants and Obligations. Subject to Section 5.1, the representations and warranties of CDM shall be true on and as of the Delivery Date in all material respects as though such representations and warranties were made on and as of the Delivery Date, except for any changes permitted by the terms hereof or contemplated herein and except as to representations and warranties made as of a specific date. CDM shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

         7.2. Closing Deliveries. Buyer shall have received at or prior to the Closing each of the following:

                  (a) a certificate signed by the President or any Vice President of CDM dated as of the Delivery Date, to the effect that the conditions specified in Section 7.1 have been satisfied;

                  (b) certificates of the Secretary of State of the State of Nevada as to the legal existence and good standing (including tax if available before the Delivery Date) of CDM;

                  (c) certificates of the Secretary or any Assistant Secretary of CDM, attesting to the incumbency of CDM's officers, respectively, the authenticity of the resolutions authorizing the transactions contemplated by the Agreement, and the authenticity and continuing validity of the charter documents delivered pursuant to Section 2.1;

                  (d)  a cross-receipt executed by CDM;

                  (e) one or more bills of sale, in form and substance reasonably satisfactory to Buyer, conveying in the aggregate all of CDM's owned personal property included in the Purchased Assets;

                  (f) such other documents, instruments or certificates as Buyer may reasonably request.

         7.3. Chadwick's Asset Purchase Agreement. TJX and Chadwick's shall have executed and delivered the Chadwick's Asset Purchase Agreement and all conditions precedent to Buyer's obligation to close thereunder shall have been satisfied or waived.

8.  CONDITIONS TO OBLIGATIONS OF CDM.

         The obligations of CDM under this Agreement to sell and deliver the Purchased Assets at the Closing are subject to the fulfillment, on or before the Delivery Date, of the following conditions precedent, each of which may be waived in writing at the sole discretion of CDM:

         8.1. Continued Truth of Representations and Warranties of Buyer; Compliance with Covenants and Obligations. The representations and warranties of Buyer in this Agreement shall be true on and as of the Delivery Date in all material respects as though such representations and warranties were made on and as of such date, except for any changes permitted by the terms hereof or consented to in writing by CDM. Buyer shall have performed and complied in all material respects with all terms, conditions, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

         8.2. Closing Deliveries. CDM shall have received at or prior to the Closing each of the following:

                  (a) a certificate signed by the President or any Vice President of Buyer, dated as of the Delivery Date, to the effect that the conditions specified in Section 8.1 have been satisfied;

                  (b) payment of the Purchase Price by wire transfer in immediately available funds;

                  (c)  a cross-receipt executed by Buyer; and

                  (d) such other documents, instruments or certificates as CDM may reasonably request.

         8.3. Chadwick's Asset Purchase Agreement. Buyer shall have executed and delivered the Chadwick's Asset Purchase Agreement and all conditions precedent to TJX's and Chadwick's' obligation to close thereunder shall have been satisfied or waived.

9. EXCLUSIVE REMEDY. Except in any case involving actual fraud or as otherwise expressly set forth in this Agreement, the parties' sole and exclusive remedy (other than termination pursuant to Section 10) with respect to any and all claims relating to the subject matter of this Agreement shall be pursuant to the indemnification provisions set forth in Section 9 of the Chadwick's Asset Purchase Agreement.

10.  TERMINATION OF AGREEMENT.

         10.1. Termination by Agreement of the Parties or by Passage of Time. This Agreement may be terminated by the mutual written agreement of the parties hereto or by any party hereto if the transactions contemplated herein have not been consummated on or before December 23, 1996, unless such failure shall have resulted from any willful breach of any representation, warranty or covenant by the party proposing termination; provided that such date may be deferred to a date no later than January 27, 1997 that is the first Monday that is at least three business days after the expiration or termination of any waiting periods under the HSR Act, if applicable, and provided further that if CDM shall deliver supplemental information to Buyer pursuant to Section 5.1, then such termination date shall be the later of (a) the date determined pursuant to the foregoing provisions of this sentence and (b) the first Monday that is at least five days after the date on which such supplemental information was delivered to Buyer. This Agreement may be terminated by CDM on the one hand, or by Buyer on the other hand, if there is a material breach by the other party or parties hereto of any representation, warranty, covenant or agreement on the part of such other party or parties set forth in this Agreement, or if a representation or warranty of such other party shall be untrue in any material respect, or such other party shall conclude that the conditions specified in Section 6 or in Section 7 or 8, as the case may be, cannot be satisfied at Closing; and in any such case such other party or parties acknowledges in writing that the conditions specified in Section 6 or in Section 7 or 8, as the case may be, to the obligations of the terminating party cannot be satisfied at Closing. In the event of such termination by agreement or passage of time (other than as a result of any such willful breach), Buyer shall have no further obligation or liability to CDM under this Agreement, and CDM shall have no further obligation or liability to Buyer under this Agreement.

         10.2. Termination by Reason of Breach. This Agreement may be terminated by CDM, if any time prior to the Closing there shall occur a material or willful breach of any of the representations, warranties or covenants of Buyer or the failure by Buyer to perform any material condition or obligation hereunder, and may be terminated by Buyer, subject to the ability of Buyer to waive such breach pursuant to the provisions contained in Section 5.1, if at any time prior to the Closing there shall occur a material or willful breach of any of the representations, warranties or covenants of CDM or the failure of CDM to perform any material condition or obligation hereunder. If this Agreement is terminated by reason of breach, subject to Section 5.1, the breaching party shall indemnify the non-breaching party for all costs and expenses incurred by the non-breaching party (including all legal, accounting or other professional fees and commitment fees); provided, that the non-breaching party shall have any and all further rights and remedies available to it under law or equity as a result of such breach; and provided further, that in no event shall either party be liable for consequential or indirect damages, including lost profits.

11.  DEFINED TERMS.

         11.1. The following terms defined elsewhere in this Agreement as set forth below shall have the respective meaning therein defined:

         Terms                                                                          Section

         Buyer..........................................................................Preamble
         CDM............................................................................Preamble
         Chadwick's.....................................................................Preamble
         Chadwick's Asset Purchase Agreement............................................Section 1.2
         HSR Act........................................................................Section 6.1
         Material Adverse Effect........................................................Section 2.2
         Purchase Price.................................................................Section 1.3
         TJX............................................................................Section 1.2

         11.2. "Code" means the United States Internal Revenue Code of 1986, as amended.

         11.3. "Purchased Assets" shall mean all of CDM's rights, title and interest in and to all rights in the trademarks and tradenames listed in
Schedule 2.4 and any related application, together with all fictitious names and copyrights in published and material unpublished works, in each case except as otherwise provided in this Agreement or any other Transaction Agreement.

         11.4. "Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

         11.5. "Tax" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental taxes under Code Section 59A, custom duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax, fee, levy, duty, impost or charge of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

12.  NOTICES.

         Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or sent by telex, telecopier, nationally recognized overnight delivery service or registered, certified or first class mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:

         To CDM:                     c/o The TJX Companies, Inc.
                                     770 Cochituate Road
                                     Framingham, Massachusetts  01701
                                     Telecopier:  (508) 390-2457
                                     Attention:  President and General Counsel

         With a copy to:             Arthur G. Siler, Esq.
                                     Ropes & Gray
                                     One International Place
                                     Boston, Massachusetts  02110
                                     Telecopier:  (617) 951-7050

         To Buyer:                   Brylane, L.P.
                                     463 7th Avenue, 21st Floor
                                     New York, New York  10018
                                     Attention:  Chief Financial Officer
                                     Telecopier:  (212) 613-9567

         With a copy to:             John M. Roth
                                     Freeman Spogli & Co. Incorporated
                                     599 Lexington Avenue, 18th Floor
                                     New York, New York 10022
                                     Telecopy: (212) 758-7499

         Unless otherwise specified herein, such notices or other communications shall be deemed received (a) on the date delivered, if delivered personally; (b) when the answer back is received if sent by telex; (c) when confirmation of receipt is received if sent by telecopier; (d) one business day after being sent, if sent by nationally recognized overnight delivery service; (e) three business days after being sent, if sent by registered or certified mail; or (f) five business days after being sent, if sent by first class mail.

13.  SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (which shall be deemed to include any person purchasing or otherwise acquiring all or substantially all of the assets of a party hereto or any of its successors or assigns), except that the parties may not assign their respective obligations hereunder without the prior written consent of the other party, except that CDM may assign its rights and obligations to any direct or indirect subsidiary of TJX. No transfer or assignment by any party shall relieve such party of any of its obligations hereunder.

14. ENTIRE AGREEMENT; ATTACHMENTS. This Agreement, all Exhibits and Schedules hereto, and all agreements and instruments to be delivered by the parties pursuant hereto in accordance with the applicable provisions of this Agreement or referenced herein constitute the Agreement and represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such parties. No representations, warranties, prospectus or other information not expressly set forth herein shall be of any force and effect, absent actual fraud or intentional wrongdoing, and are not being relied on by Buyer or CDM. The Exhibits and Schedules attached hereto or to be attached hereafter are hereby incorporated as integral parts of this Agreement.

15.  EXPENSES.

         Except as otherwise expressly provided herein, the parties shall each pay their own expenses in connection with this Agreement and the transactions contemplated hereby. Buyer shall pay the filing fee costs in connection with any HSR Act filing.

16.  GOVERNING LAW.

         This Agreement and all rights and obligations of the parties and all claims relating to this Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts.

17.  WAIVER OF JURY TRIAL.

         Each of CDM and Buyer hereby irrevocably waives, to the fullest extent permitted by law, all rights to trial by jury in any action, proceeding, or counterclaim (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

18.  SECTION HEADINGS.

         The section headings contained herein are for the convenience of the reader only and shall not be deemed to be a part of this Agreement.

19.  KNOWLEDGE.

         The term "knowledge of CDM" as used in this Agreement shall mean to the knowledge or belief of Bernard Cammarata, Richard Lesser or Donald G. Campbell of TJX or Dhananjaya Rao, Carol Meyrowitz, Lawrence Kinney or Jack Tynan of Chadwick's based on a reasonable diligence inquiry by such individuals in the ordinary course of business as to the truth or accuracy of such representation or warranty.

20.  SEVERABILITY.

         The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

21. TRANSFER OF RIGHTS OF BUYER TO ONE OR MORE AFFILIATES; PLEDGE TO LENDERS. Buyer and CDM hereby agree that, at any time on or prior to the Closing, Buyer may transfer to one of its direct, wholly-owned subsidiaries all rights and obligations provided herein to purchase from CDM the Purchased Assets; provided, however, that such subsidiary expressly assumes all obligations of Buyer and that no such transfer shall relieve Buyer of any of its obligations hereunder. In addition, CDM agrees that Buyer and such subsidiary may grant a security interest in this Agreement and all other agreements to be entered into in connection herewith to the Financing Parties who will provide financing for the transactions contemplated by this Agreement under any and all financing documents entered into by such Financing Parties to secure Buyer's and such subsidiary's obligations to such Financing Parties under any such documents.

22.  COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

         [The remainder of this page has been intentionally left blank.]

         IN WITNESS WHEREOF, this Asset Purchase Agreement has been duly executed by the parties hereto under seal as of and on the date first above written.

                                    CDM CORP.


                                    By:  ___________________________
                                    Title: __________________________



                                    BRYLANE, L.P.,
                                    a Delaware limited partnership

                                    By:      VGP Corporation
                                    Its:     General Partner


                                    By:      ___________________________
                                             John M. Roth
                                             President

                                      -15-
3164194.01  (10/23/96)